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Exhibit 10.1

Commencement Date Memorandum
to that certain Lease
between
Integrated Telecom Express, Inc.
and
Granum Holdings, A California Limited Partnership

This Commencement Date Memorandum is entered into to be effective on the 23rd of February, 2001 and is by and between NMSBPCSLDHB, a California Limited Partnership (also known as Granum Holdings), hereinafter referred to as "Landlord" and Integrated Telecom Express, Inc., hereinafter referred to as "Tenant".

Witnesseth

Whereas the Landlord and Tenant have previously entered into a certain Lease dated September 21, 2000 (the "Lease") covering the Premises located at 400 Race Street, San Jose, California.

Whereas the Landlord has changed its name to NMSBPCSLDHB, A California Limited Partnership.

Whereas the City of San Jose has granted a Temporary Certificate of Occupancy effective February 23, 2001.

Whereas by this Memorandum, the Landlord and Tenant desire to set forth the Commencement Date of the Term of the Lease.

NOW THEREFORE, in consideration of the terms and covenants herein contained, the Landlord and Tenant agree as follows:

    Commencement Date: The Commencement Date of the Term of the Lease shall be February 23, 2001.

    Termination: The Termination date of the Lease Term shall be February 22, 2011 (120 months after the Commencement Date).

EXCEPT AS provided herein, all terms, provisions and conditions of the Lease remain the same and continue to be in full force and effect.

In witness whereof the Landlord and Tenant have executed and delivered this Commencement Date Memorandum to be effective on the day, month and year first written above.

Landlord		Tenant
NMSBPCSLDHB, a California Limited Partnership		Integrated Telecom Express, Inc.
By:	/s/ BOB GRANUM	By:	/s/ TIMOTHY A. ROGERS
Its:	General Partner	Its:	Chief Financial Officer

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Commencement Date Memorandum to that certain Lease between Integrated Telecom Express, Inc. and Granum Holdings, A California Limited Partnership